SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 22, 2004
                                                          --------------



                      FIRST CITIZENS BANCORPORATION, INC.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)


        SOUTH CAROLINA                0-11172                    57-0738665
--------------------------------------------------------------------------------
 (State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)

             1225 LADY STREET
             COLUMBIA, SOUTH CAROLINA                            29201
----------------------------------------------------------------------
            (Address of principal executive offices)           (Zip Code)



      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (803) 733-3456
                                                          -------------------


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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)  EXHIBITS.   The following exhibit is being filed with this Report:

EXHIBIT  NO.                      EXHIBIT  DESCRIPTION
------------        -----------------------------------------------------------
    99              Copy of press release dated April 22, 2004



ITEM 9.   REGULATION FD DISCLOSURE
ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On April 22, 2004, Registrant announced its unaudited results of operations for the quarter ended March 31, 2004. A copy of Registrant's press release issued this date is attached as Exhibit 99 to this Report and is incorporated by reference into this Report.

                  DISCLOSURES ABOUT FORWARD LOOKING STATEMENTS

     The discussions included in this Report and its exhibits may contain forward looking statements within the meaning of the Private Securities Litigation Act of 1995, including Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. For the purposes of these discussions, any statements that are not statements of historical fact may be deemed to be forward looking statements. Such statements are often characterized by the use of qualifying words such as "expects," "anticipates," "believes," "estimates," "plans," "projects," or other statements concerning opinions or judgments of the Registrant and its management about future events. The accuracy of such forward looking statements could be affected by such factors as, including but not limited to, the financial success or changing conditions or strategies of the Registrant's customers or vendors, fluctuations in interest rates, actions of government regulators, the availability of capital and personnel or general economic conditions.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        FIRST CITIZENS BANCORPORATION, INC.
                                                   (Registrant)



DATE:  April 23, 2004                   BY:            /s/ Craig L. Nix
                                             --------------------------
                                                       Craig L. Nix
                                                       Chief Financial Officer


                                        3
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                                  EXHIBIT INDEX


             99      Copy of press release dated April 22, 2004


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